SUPPLEMENT DATED JULY 15, 2025
TO THE PROSPECTUS, INITIAL SUMMARY PROSPECTUS
AND UPDATING SUMMARY PROSPECTUS
DATED MAY 1, 2025 FOR

Symetra Trek® Index Linked Annuity

Discontinuation of Sales:

Symetra Life Insurance Company ("Symetra Life") has decided to discontinue sales of the Symetra Trek® Index Linked Annuity, no longer allowing new sales of the contract. The last day Symetra Life will accept applications will be July 28th. All applications must be received by Us in good order by the end of business July 28, 2025 to be processed. The last day Symetra Life will issue Symetra Trek® Index-Linked Annuity Contracts will be July 31, 2025. All administrative requirements including the receipt of any required Purchase Payment must be completed by end of business July 31, 2025 for a contract to be issued.

As a current Owner your level of service will not be affected and you will still have all rights and benefits under the contract.